UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2006
IVAX Corporation

(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

4400 Biscayne Boulevard,
Miami, Florida	33137

(Address of principal executive offices)	(Zip Code)
(305) 575-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 23, 2006, IVAX Corporation (“IVAX”) issued a joint press release with Teva Pharmaceutical Industries Limited (“Teva”) announcing that the U.S. Federal Trade Commission had cleared the acquisition of IVAX by Teva and that the closing of the transaction is scheduled for January 26, 2006. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued January 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
	Name:	Steven D. Rubin
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 23, 2006

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